UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
CAPITALSOURCE INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 1, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement /Annual Report /Proxy (to vote the shares)

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before April 17, 2008.
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CAPITALSOURCE INC.
CAPITALSOURCE INC. 4445 WILLARD AVENUE CHEVY CHASE, MD 20815	Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of and attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29th, 2008. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location
The Annual Meeting for holders as of March 10, 2008
is to be held on May 1, 2008 at 8:00 AM
at:      Four Seasons Hotel
          2800 Pennsylvania Avenue, NW
          Washington, District of Columbia 20007

For Meeting Directions Please Call CapitalSource’s
Investor Relations Department:
1-800-370-9431

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     Voting items
THE BOARD RECOMMENDS A VOTE “FOR”
PROPOSALS 1, 2, 3 AND 4.

1.	ELECTION OF DIRECTORS:
Nominees are:
01) Frederick W Eubank, II
02) Jason M. Fish
03) Timothy M. Hurd

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2008.

3.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

4.	APPROVAL OF THE AMENDMENTS TO THE COMPANY’S EQUITY INCENTIVE PLAN.

5.	THE PROXIES are authorized to vote in their discretion upon such other business, if any, as may properly come before the meeting.

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BROADRIDGE	23,456,789,012. 00000
FINANCIAL SOLUTIONS, INC.	14055X102
ATTENTION:	P59883-01S
TEST PRINT	6
51 MERCEDES WAY	12
EDGEWOOD, NY	3 OF 4
11717

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